                              TERMINATION AGREEMENT

      TERMINATION AGREEMENT (the "Termination Agreement") dated as of July 14, 2003 (the "Termination Date"), between KRAMONT REALTY TRUST, a Maryland real estate investment trust with offices at Plymouth Plaza, Suite 200, 580 West Germantown Pike, Plymouth, Pennsylvania 19462 (the "Company"), and NORMAN M. KRANZDORF, an individual residing at 340 Sprague Road, Narberth, Pennsylvania 19072 ("NMK").

      The Company and NMK entered into an Employment Agreement dated as of June 16, 2000 (the "Employment Agreement") providing for a five-year term of employment. The Company and NMK desire to terminate the Employment Agreement and the term of employment provided for therein pursuant to the terms hereof.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

      1. TERMINATION OF EMPLOYMENT AGREEMENT

            Except for those provisions of the Employment Agreement that specifically survive pursuant to the terms hereof, the Employment Agreement and the term of employment provided for therein are hereby terminated as of the date hereof.

      2. PAYMENT UPON TERMINATION

            Simultaneously with the execution and delivery of this Termination Agreement, the Company is paying to NMK, by wire transfer, in accordance with wire transfer instructions provided by NMK to the Company, (a) the sum of Two Hundred Eighty Nine Thousand Nine Hundred Three Dollars and Eighty Four Cents ($289,903.84), in full satisfaction of the Company's obligation to pay amounts pursuant to Section 4 of the Employment Agreement, (b) a bonus in the amount of Seventy Five Thousand Dollars ($75,000.00) for services rendered in connection with the Met Life financing transaction and (c) a bonus in the amount of Seventy Five Thousand Dollars ($75,000.00) for services rendered in connection with the Vestal joint venture transaction.

      3. TRANSFER OF CERTAIN ITEMS USED IN CONNECTION WITH EMPLOYMENT

            3.1. Effective as of the Termination Date, the Company is transferring to NMK title to the Mercedes E320 automobile owned by the Company and used by NMK. The Company will deliver to NMK all such documents required to so transfer title. NMK will pay any and all costs of such transfer, including, without limitation, any sales tax.

            3.2. Effective as of the Termination Date, the Company is transferring to NMK the Mac computer that had been used by NMK in the course of his employment by the Company.

      4. PERSONAL EFFECTS

            Within sixty (60) days after the Termination Date, NMK will remove all of his personal files and other personal effects from his office at the Company. Until such time, not later than such 60th day, as NMK informs the Company that such removal has been completed, the Company will not remove any items from such office without NMK's consent.

      5. OFFICE AND TRUSTEE STATUS

            5.1. Effective as of the Termination Date, NMK is resigning as Chairman of the Board of the Company.

            5.2. The Company will take such steps, if any, as are necessary to continue NMK in his position as a Trustee of the Company for the earlier to occur of (i) the remainder of his current term or (ii) upon the request by the Board of Trustees of the Company. NMK will not stand for re-election to such position unless asked to do so by the Board of Trustees of the Company.

            5.3. Notwithstanding the termination of the Employment Agreement, the indemnification provision set forth in Section 10 of the Employment Agreement will continue in full force and effect after the Termination Date and shall relate to any position or title NMK has with the Company including, without limitation, Trustee, as well as to all matters arising out of NMK's past service to the Company. In addition, for so long as NMK is a Trustee of the Company, he will be covered by directors' and officers' insurance provided by the Company from time to time for its directors and officers.

      6. OPTIONS

            It is hereby acknowledged and agreed that NMK currently owns options ("Options") to purchase shares of the Company in the amounts and with the exercise prices, effective dates (beginning and expiration of exercisability) and relevant plans set forth on Schedule I attached hereto. Anything contained in the option plans or agreements to the contrary notwithstanding, pursuant to the approval of the Company's Executive Compensation Committee, which approval has been obtained, after the Termination Date all such Options will remain in full force and effect and be fully exercisable until the earlier of (a) their respective current expiration dates or (b) June 16, 2008. Other than as provided in the preceding sentence, NMK's rights pursuant to the Options will remain unchanged.

      7. RELEASES

            On the Termination Date, the Company and NMK are exchanging General Releases in the forms attached hereto as Exhibits A-1 and A-2.

      8. EMAIL ADDRESS, TELEPHONE AND UTOG ACCOUNT

            8.1. During the twelve (12) months after Termination Date, the Company will take such action as is necessary to cause communications to NMK's current email address (nkranzdorf@kramont.com) to automatically be forwarded to an email address to be provided by NMK to the Company upon the execution of this Agreement.

            8.2. During the thirty (30) days after the Termination Date, NMK will be entitled to use the Company's cell phone previously issued to him by the Company, at the Company's expense . At the expiration of such thirty (30) days, such phone shall be returned to Company.

            8.3. Upon execution of this Agreement, NMK shall either cancel or cause the transfer to his name, for his account, of the Kranzco/Kramont UTOG account in New York City. From and after the Termination Date, Company shall have no responsibility with regard to such account.

      9. CONFIDENTIALITY; PUBLICITY

            No disclosure of the contents of this Termination Agreement to any third party, or any employee, agent or representative who does not have a need to know the contents of this Termination Agreement, will be made by either party hereto without the prior written approval of the other party, except to accountants or attorneys of the disclosing party or as may be necessary in the opinion of legal counsel to the disclosing party to meet the requirements or regulations of any applicable governmental or quasi-governmental law or regulation (or, with respect to the Company, the rules of any applicable stock exchange), in which event the other party will be consulted, before any such disclosure is made, with respect to the content of such disclosure. Notwithstanding anything in this Section 9 to the contrary, NMK understands that the Company will be required to issue a press release regarding this Termination Agreement, a copy of which is attached hereto as Exhibit A-3.

      10. NON-COMPETITION AGREEMENT

            Section 11 of the Employment Agreement will remain in full force and effect after the Termination Date for the period of time specified therein, provided, however, it is expressly agreed that (a) the purchase, development and operation of strip malls of 75,000 square feet or less each, by NMK or any of NMK's immediate family members, and (b) any activity related to real estate of any size located west of the Mississippi River, will be exempted from the provisions of said Section 11.

      11. MISCELLANEOUS

            11.1. Governing Law. This Termination Agreement will be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

            11.2. Notices. All notices provided for in this Termination Agreement will be in writing, and will be deemed to have been duly given when delivered personally to the party to receive the same, when given by telex, telegram or mailgram, or when mailed first class postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to receive the same at his or its address above set forth, or such other address as the party to receive the same will have specified by written notice given in the manner provided for in this Section 11.2. All notices will be deemed to have been given as of the date of personal delivery, transmittal or mailing thereof.

            11.3. Severability. If any provision in this Termination Agreement is determined to be invalid, it will not affect the validity or enforceability of any of the other remaining provisions hereof

            11.4. Entire Agreement. This Termination Agreement sets forth the entire agreement of the parties and supersedes all prior agreements, negotiations, understandings and agreements relating to the termination of the Employment Agreement and supersedes the Employment Agreement except to the extent specifically set forth herein. No provision of this Termination Agreement may be waived or changed, except by a writing signed by the party to be charged with such waiver or change.

            IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first above written.

                                             KRAMONT REALTY TRUST

                                             By: /s/ Louis P. Meshon
                                                 -------------------------------
                                                 Name: Louis P. Meshon
                                                 Title: President

                                             /s/ Norman M. Kranzdorf
                                             -----------------------------------
                                             NORMAN M. KRANZDORF

                                                                      Schedule 1


                             TOTAL          GRANT           CURRENT EFFECTIVE
                            OPTIONS         AMOUNT                DATES                       PRICE/PLAN
                            -------         ------          -----------------                 ----------
Norman M. Kranzdorf         99,000          60,000          12/11/02-12/10/12       $14.96 - Kramont Incentive Plan
                                             3,000         11/19/94-11/18/2004      $17.13 Trustee Plan
                                             3,000         11/19/96-11/18/2006      $15.13 - Trustee Plan
                                            20,000           6/4/97-6/3/2007        $16.25 - Trustee Plan
                                             3,000            2/2/99-2/1/09         $14.25 - Trustee Plan
                                            10,000           6/16/00-6/15/10        $10.16 - Kramont Incentive Plan

                                   EXHIBIT A-1

                                     RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN KNOW THAT:

KRAMONT REALTY TRUST ("RELEASOR"), in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration received from NORMAN M. KRANZDORF ("Kranzdorf"), receipt whereof is hereby acknowledged, unconditionally and irrevocably and irrespective of any future events releases and forever discharges Kranzdorf and his agents, affiliates, attorneys, accountants, heirs, executors, administrators, successors and assigns (collectively, "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELEASEES, the RELEASOR or its officers, directors, employees, agents, affiliates, successors or assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE, whether known or unknown, except for the obligations set forth in the Termination Agreement (the "Agreement") dated as of June 16, 2003 by and between Kranzdorf and RELEASOR, the agreements described in the Agreement as continuing obligations of Kranzdorf and the other agreements executed and delivered to the RELEASOR at the closing of the Agreement.

The RELEASOR further agrees that, except for the purpose of seeking enforcement of the terms of the Agreement or other agreements described in the previous paragraph, it has not and will not file or institute any civil actions, complaints, or any other proceeding against any RELEASEE before any court, administrative agency or any other forum based upon or arising out of any claims that it has against such RELEASEE. The RELEASOR further agrees not to participate and to waive any right to participate in any charge or complaint which may be made by any other person or organization on the RELEASOR'S behalf before any federal, state or local court or administrative agency against any RELEASEE except as such waiver is prohibited by law and except to the extent that such participation is pursuant to subpoena or order of a court of competent jurisdiction. Should any such charge be filed, the RELEASOR agrees that it will not accept any relief or recovery therefrom.

RELEASOR hereby warrants that it has not assigned or transferred or purported to assign or transfer to any person or entity any claim (or any interest therein) that RELEASOR has ever had, now has or may have against any of the RELEASEES.

This RELEASE can only be changed in a writing executed by the RELEASOR and Kranzdorf. IN WITNESS WHEREOF, the RELEASOR has executed this RELEASE effective as of July 14, 2003.

                                                    KRAMONT REALTY TRUST

                                                    By: /s/ Louis P. Meshon
                                                        ------------------------
                                                        Name: Louis P. Meshon
                                                        Title: President

COMMONWEALTH OF PENNSYLVANIA                )
                                            ) ss.:
COUNTY OF MONTGOMERY                        )

On July 14, 2003, before me personally came Louis P. Meshon, to me known, who, by me duly sworn, did depose and say that deponent resides at 1120 Ivymont Road, Rosemont, PA 19010 that deponent is the President of Kramont Realty Trust, the corporation described in, and which executed the foregoing Release, that deponent knows the seal of the corporation, that the seal affixed to the Release is the corporate seal, that it was affixed by order of the Board of Trustees of the corporation; and that deponent signed deponent's name by like order.


                                            /s/ Virginia D. Fischer

                                   EXHIBIT A-2

                                     RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN KNOW THAT:

NORMAN M. KRANZDORF ("RELEASOR"), in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration received from KRAMONT REALTY TRUST ("Kramont"), receipt whereof is hereby acknowledged, unconditionally and irrevocably and irrespective of any future events releases and forever discharges Kramont and its officers, directors, employees, agents, affiliates, attorneys, accountants, successors and assigns (collectively, "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELEASEES, the RELEASOR or his agents, affiliates, heirs, executors, administrators, successors or assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE, whether known or unknown, except for the obligations set forth in the Termination Agreement (the "Agreement") dated as of June 16, 2003 by and between RELEASOR and Kramont, the options and other agreements described in the Agreement as continuing obligations of any of the RELEASEES and the other agreements executed and delivered to the RELEASOR at the closing of the Agreement.

The RELEASOR further agrees that, except for the purpose of seeking enforcement of the terms of the Agreement or other agreements described in the previous paragraph, he has not and will not file or institute any civil actions, complaints, or any other proceeding against any RELEASEE before any court, administrative agency or any other forum based upon or arising out of any claims that he has against such RELEASEE. The RELEASOR further agrees not to participate and to waive any right to participate in any charge or complaint which may be made by any other person or organization on the RELEASOR'S behalf before any federal, state or local court or administrative agency against any RELEASEE except as such waiver is prohibited by law and except to the extent that such participation is pursuant to subpoena or order of a court of competent jurisdiction. Should any such charge be filed, the RELEASOR agrees that he will not accept any relief or recovery therefrom.

RELEASOR hereby warrants that he has not assigned or transferred or purported to assign or transfer to any person or entity any claim (or any interest therein) that RELEASOR has ever had, now has or may have against any of the RELEASEES.

This RELEASE can only be changed in a writing executed by the RELEASOR and Kramont. IN WITNESS WHEREOF, the RELEASOR has executed this RELEASE effective as of July 14, 2003.


                                            /s/ Norman M. Kranzdorf
                                            -----------------------
                                            NORMAN M. KRANZDORF

COMMONWEALTH OF PENNSYLVANIA                )
                                            ) ss.:
COUNTY OF MONTGOMERY                        )

On July 14, 2003, before me personally came Norman M. Kranzdorf, to me known, and known to me, to be the individual described in, and who executed, the foregoing Release, and duly acknowledged to me that he executed the same.

                                            /s/ Mary Elizabeth Gannon
                                            -------------------------

                                   EXHIBIT A-3

                                                            Investors:
                                                            Louis P. Meshon, Sr.
                                                            610.825.7100

                                                            Media:
For Immediate Release                                       Mitchell Brown
July 14, 2003                                               610.818.6563

       KRAMONT REALTY TRUST ANNOUNCES RETIREMENT OF CHAIRMAN OF THE BOARD

      Plymouth Meeting, Penn. July 14, 2003 -- Kramont Realty Trust (NYSE:KRT) announced that its Chairman of the Board, Norman M. Kranzdorf, has retired effective as of today.

      The Board of Trustees (the "Board") has passed a resolution in appreciation of Mr. Kranzdorf's meritorious service to the Company during his tenure. Mr. Kranzdorf will remain as a Trustee and member of the Board through the duration of his existing term.

      The Board also acted to name Trustee H. Irwin Levy to serve in the capacity of acting Chairman of the Board. Related to this information, the Company has filed a Form 8-K with the Securities and Exchange Commission.

      Kramont Realty Trust is a self-administered, self-managed equity real estate investment trust specializing in neighborhood and community shopping center acquisitions, leasing, development and management. The company owns, operates, manages and has under development 91 properties encompassing approximately 11.6 million square feet of leasable space in 15 states. Seventy-five percent of Kramont's centers are grocery, drug or value retail anchored. For more information, please visit www.kramont.com.

Certain statements contained in this press release that are not related to historical results, are forward-looking statements, such as anticipated liquidity and capital resources, closing of financing commitments and anticipated occupancy dates for new tenants. The matters referred to in forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in the Company's Form 10-K. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10-K and in other reports we filed with Securities and Exchange Commission.